LIBERTY NEWPORT GLOBAL EQUITY FUND

                  Supplement to Prospectus dated March 1, 2002


The first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES for the Liberty Newport Global Equity Fund is replaced in its entirety with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities. The Fund invests at least 25% of its total assets in the securities of utility companies and may invest up to 75% of the Fund's total assets in U.S. and foreign equity securities and investment-grade debt securities not issued by utility companies. The Fund's investment advisor intends to diversify the Fund's investments among a number of developed countries and market sectors and the Fund will have exposure to at least three countries, including the United States.


733-36/910J-0502                                                    May 20, 2002